Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Steele, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Thumzup Media Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: October 30, 2025	By:	/s/ Robert Steele
Robert Steele
Chief Executive Officer (Principal Executive Officer)